                                                                    Exhibit 10.7

                              NOVATION CONFIRMATION


DATE:         May 31, 2007

To: WELLS FARGO BANK, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Banc of America Funding Corporation 2007-4 Supplemental Interest Trust ("Counterparty")
              Phone #: 410-884-2000
              Fax #: 410-715-2380
              Attn: Client Manager- Banc of America Funding Corporation 2007-4

To:           Bank of America, N.A.
              Fax #: 44 207 174 6481
              Attn: Swap Documentation Group

From:         The Bank of New York ("BNY")
              Derivative Products Support Department
              32 Old Slip, 16th Floor
              New York, New York 10286
              Attn:  Swap Confirmation Dept.
              Phone #: 212-804-5163/5103
              Fax #:  212-804-5818/5837
              Email: Irdsuppdocs@bankofny.com

RE:           Novation Transaction

Transaction Reference Number:       39242
================================================================================

Dear Sir or Madam:

     The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below.

     1. The definitions and provisions contained in the 2004 ISDA Novation Definitions (the "Definitions") and the terms and provisions of 2000 ISDA
Definitions, as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) 2000 ISDA Definitions and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

     2.  The  terms  of  the  Novation   Transaction   to  which  this  Novation
Confirmation relates are as follows:


Novation Date:                              May 31, 2007

Novated Amount:                     The full Notional Amount specified as of the
                                    relevant  date  in  Schedule  I of  the  New
                                    Confirmation.

Transferor:                         Bank of America, N.A.

Transferee:                         Counterparty

Remaining Party:                    BNY

New Agreement (between
Transferee and
Remaining Party):                   May 31, 2007

3. The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

--------------------------------------------------------------------------------
Transaction Reference Number                           39242
--------------------------------------------------------------------------------
Trade Date                                        April 25, 2007
--------------------------------------------------------------------------------
Effective Date                                  September 25, 2009
--------------------------------------------------------------------------------
Termination Date                                   June 25, 2015
--------------------------------------------------------------------------------
Cap Rate                                             6.46830%
--------------------------------------------------------------------------------


4. The terms of the New Transaction to which this Novation Confirmation relates shall be evidenced by a New Confirmation attached hereto as Annex A.

Full First Calculation Period:           Applicable

5.  The  parties  confirm  their   acceptance  to  be  bound  by  this  Novation
Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning it to us. The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to each Old Transaction. The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to each New Transaction.

THE BANK OF NEW YORK                       BANK OF AMERICA, N.A.


By:  /s/ Renee Etheart                     By:  /s/ Bruce W. Good
 Name:  Renee Eathert                      Name:  Bruce W. Good
 Title:  Vice President                    Title:  Principal
 Date:                                               Date:


WELLS FARGO BANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE BANC OF AMERICA FUNDING CORPORATION 2007-4 SUPPLEMENTAL INTEREST TRUST


By:  /s/ Darron Woodus
Name:  Darron Woodus
Title:  Assistant Vice President
Date:

                                     Annex A

                                                     [THE BANK OF NEW YORK LOGO]


                                  CONFIRMATION

DATE:             May 31, 2007

TO: WELLS FARGO BANK, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Banc of America Funding Corporation 2007-4 Supplemental Interest Trust ("Counterparty")
                  Phone #: 410-884-2000
                  Fax #: 410-715-2380

ATTN:             Client Manager- Banc of America Funding Corporation 2007-4

FROM:             The Bank of New York ("BNY")
                  Derivative Products Support Department
                  32 Old Slip, 16th Floor
                  New York, New York 10286
                  Attn:  Swap Confirmation Dept.
                  Phone #: 212-804-5163/5161/5103
                  Fax #:  212-804-5818/5837
                  Email: Irdsuppdocs@BankofNY.com

RE:               Transaction Reference Number: 39242

================================================================================

     The purpose of this letter (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below.

     The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. In case you are located in a state of the European Union other than the United Kingdom, The Bank of New York Europe Ltd., an indirect subsidiary of BNY, has acted as arranger for the Transaction.

     This Confirmation constitutes a "Confirmation" as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of May 31, 2007, as amended and supplemented from time to time (the "Agreement"), between BNY and Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Notional Amount:                 The amount set forth on the Schedule I attached
                                 hereto for such Calculation Period

Effective Date:                  September 25, 2009

Termination Date:                June 25, 2015

FIXED AMOUNTS

Fixed Amount Payer:              Counterparty

Fixed Amount:

Fixed Rate Payer
Payment Dates:                   May 31, 2007


FLOATING AMOUNTS

Floating Rate Payer:             BNY

Cap Rate:                        For  each  Calculation Period, as set forth for
                                 such period on Schedule I attached hereto.

Floating Rate Payer
Period End Dates:                The  25th  day  of  each  month,  beginning  on
                                 October 25, 2009 and  ending on the Termination
                                 Date, subject to adjustment in accordance with the Following Business Day Convention

Floating Rate Payer
Payment Dates:                   Early Payment shall be applicable. The Floating
                                 Rate  Payer  Payment  Date  shall  be  two  (2)
                                 Business  Days  preceding  each  Floating  Rate
                                 Payer Period End Date.

Floating Rate Option:            USD-LIBOR-BBA,   provided,   however,   if  the
                                 Floating Rate Option for a Calculation Period is greater than 10.11% then the Floating Rate
                                 Option for such Calculation Period shall be deemed equal the 10.11%

Designated Maturity:             1 month

Spread:                          None

Floating Rate Day Count
Fraction:                        Actual/360

Reset Dates:                     The  first  day  of  each Calculation Period or
                                 Compounding    Period,    if   Compounding   is
                                 applicable

Compounding:                     Inapplicable

ADDITIONAL TERMS

Business Days:                   New York

Calculation Agent:               BNY

Payment Instructions:
         When remitting funds
         to us, please pay:      The Bank of New York
                                 Derivative Products Support Department
                                 ABA #:  021000018
                                 Account #:  890-0068-175
                                 Reference:  Interest Rate Swaps

         We will pay you at:     Wells Fargo Bank N.A.
                                 San Francisco, CA
                                 ABA: 121000248
                                 Acct: 3970771416
                                 Acct Name: SAS Clearing
                                 FFC: 53150804

                                   Schedule I

     (all such dates subject to adjustment in accordance with the Following
                            Business Day Convention)


--------------------------------------------------------------------------------
    From and               To but             Notional Amount        Cap Rate
    including            excluding               (in USD)               (%)
--------------------------------------------------------------------------------
    25-Sep-09            25-Oct-09               1,179,374            6.46830
--------------------------------------------------------------------------------
    25-Oct-09            25-Nov-09               5,219,831            6.46830
--------------------------------------------------------------------------------
    25-Nov-09            25-Dec-09               9,103,318            6.46840
--------------------------------------------------------------------------------
    25-Dec-09            25-Jan-10               12,835,923           6.46850
--------------------------------------------------------------------------------
    25-Jan-10            25-Feb-10               16,423,497           6.46850
--------------------------------------------------------------------------------
    25-Feb-10            25-Mar-10               19,871,665           6.46860
--------------------------------------------------------------------------------
    25-Mar-10            25-Apr-10               23,185,835           6.46870
--------------------------------------------------------------------------------
    25-Apr-10            25-May-10               26,371,204           6.46870
--------------------------------------------------------------------------------
    25-May-10            25-Jun-10               29,432,770           6.46880
--------------------------------------------------------------------------------
    25-Jun-10            25-Jul-10               29,432,770           6.46890
--------------------------------------------------------------------------------
    25-Jul-10            25-Aug-10               29,432,770           6.46890
--------------------------------------------------------------------------------
    25-Aug-10            25-Sep-10               29,432,770           6.46900
--------------------------------------------------------------------------------
    25-Sep-10            25-Oct-10               30,400,351           6.46910
--------------------------------------------------------------------------------
    25-Oct-10            25-Nov-10               31,704,007           6.46910
--------------------------------------------------------------------------------
    25-Nov-10            25-Dec-10               32,937,926           6.46920
--------------------------------------------------------------------------------
    25-Dec-10            25-Jan-11               34,105,147           6.46930
--------------------------------------------------------------------------------
    25-Jan-11            25-Feb-11               35,208,585           6.46930
--------------------------------------------------------------------------------
    25-Feb-11            25-Mar-11               35,988,850           6.46940
--------------------------------------------------------------------------------
    25-Mar-11            25-Apr-11               35,988,850           6.46950
--------------------------------------------------------------------------------
    25-Apr-11            25-May-11               35,988,850           6.46960
--------------------------------------------------------------------------------
    25-May-11            25-Jun-11               35,203,232           6.46960
--------------------------------------------------------------------------------
    25-Jun-11            25-Jul-11               33,742,510           6.46970
--------------------------------------------------------------------------------
    25-Jul-11            25-Aug-11               32,323,663           6.46980
--------------------------------------------------------------------------------
    25-Aug-11            25-Sep-11               30,945,613           6.46980
--------------------------------------------------------------------------------
    25-Sep-11            25-Oct-11               29,607,311           6.46990
--------------------------------------------------------------------------------
    25-Oct-11            25-Nov-11               28,307,732           6.47000
--------------------------------------------------------------------------------
    25-Nov-11            25-Dec-11               27,045,876           6.47010
--------------------------------------------------------------------------------
    25-Dec-11            25-Jan-12               25,820,769           6.47010
--------------------------------------------------------------------------------
    25-Jan-12            25-Feb-12               24,631,461           6.47020
--------------------------------------------------------------------------------
    25-Feb-12            25-Mar-12               23,477,024           6.47030
--------------------------------------------------------------------------------
    25-Mar-12            25-Apr-12               22,356,555           6.47040
--------------------------------------------------------------------------------
    25-Apr-12            25-May-12               21,269,171           6.47040
--------------------------------------------------------------------------------
    25-May-12            25-Jun-12               20,214,013           6.47050
--------------------------------------------------------------------------------
    25-Jun-12            25-Jul-12               19,528,652           6.47060
--------------------------------------------------------------------------------
    25-Jul-12            25-Aug-12               18,863,621           6.47070
--------------------------------------------------------------------------------
    25-Aug-12            25-Sep-12               18,218,359           6.47070
--------------------------------------------------------------------------------
    25-Sep-12            25-Oct-12               17,592,320           6.47080
--------------------------------------------------------------------------------
    25-Oct-12            25-Nov-12               16,984,972           6.47090
--------------------------------------------------------------------------------
    25-Nov-12            25-Dec-12               16,395,796           6.47100
--------------------------------------------------------------------------------
    25-Dec-12            25-Jan-13               15,824,288           6.47110
--------------------------------------------------------------------------------
    25-Jan-13            25-Feb-13               15,269,958           6.47110
--------------------------------------------------------------------------------

    25-Feb-13            25-Mar-13               14,732,327           6.47120
--------------------------------------------------------------------------------
    25-Mar-13            25-Apr-13               14,210,930           6.47130
--------------------------------------------------------------------------------
    25-Apr-13            25-May-13               13,705,315           6.47140
--------------------------------------------------------------------------------
    25-May-13            25-Jun-13               13,215,040           6.47150
--------------------------------------------------------------------------------
    25-Jun-13            25-Jul-13               12,892,704           6.47150
--------------------------------------------------------------------------------
    25-Jul-13            25-Aug-13               12,578,171           6.47160
--------------------------------------------------------------------------------
    25-Aug-13            25-Sep-13               12,271,253           6.47170
--------------------------------------------------------------------------------
    25-Sep-13            25-Oct-13               11,971,766           6.47180
--------------------------------------------------------------------------------
    25-Oct-13            25-Nov-13               11,679,532           6.47190
--------------------------------------------------------------------------------
    25-Nov-13            25-Dec-13               11,394,377           6.47190
--------------------------------------------------------------------------------
    25-Dec-13            25-Jan-14               11,116,129           6.47200
--------------------------------------------------------------------------------
    25-Jan-14            25-Feb-14               10,844,622           6.47210
--------------------------------------------------------------------------------
    25-Feb-14            25-Mar-14               10,579,693           6.47220
--------------------------------------------------------------------------------
    25-Mar-14            25-Apr-14               10,321,185           6.47230
--------------------------------------------------------------------------------
    25-Apr-14            25-May-14               10,068,943           6.47240
--------------------------------------------------------------------------------
    25-May-14            25-Jun-14               9,822,816            6.47240
--------------------------------------------------------------------------------
    25-Jun-14            25-Jul-14               9,822,816            6.47250
--------------------------------------------------------------------------------
    25-Jul-14            25-Aug-14               9,822,816            6.47260
--------------------------------------------------------------------------------
    25-Aug-14            25-Sep-14               9,822,816            6.47270
--------------------------------------------------------------------------------
    25-Sep-14            25-Oct-14               9,822,816            6.47280
--------------------------------------------------------------------------------
    25-Oct-14            25-Nov-14               9,822,816            6.47290
--------------------------------------------------------------------------------
    25-Nov-14            25-Dec-14               9,822,816            6.47300
--------------------------------------------------------------------------------
    25-Dec-14            25-Jan-15               9,822,816            6.47300
--------------------------------------------------------------------------------
    25-Jan-15            25-Feb-15               9,822,816            6.47310
--------------------------------------------------------------------------------
    25-Feb-15            25-Mar-15               9,822,816            6.47320
--------------------------------------------------------------------------------
    25-Mar-15            25-Apr-15               9,822,816            6.47330
--------------------------------------------------------------------------------
    25-Apr-15            25-May-15               9,822,816            6.47340
--------------------------------------------------------------------------------
    25-May-15            25-Jun-15               9,822,816            6.47350
--------------------------------------------------------------------------------